Rule 497(e)
                                                               File Nos. 2-80886
                                                                   and 811-03626




                                 CITIZENS FUNDS
                                  on behalf of
                          Citizens Small Cap Value Fund

                       Supplement dated April 26, 2005 to
                        Prospectus dated August 27, 2004



On April 20, 2005, the Board of Trustees of Citizens Funds, on behalf of the Citizens Small Cap Value Fund (the "Fund"), approved the termination and liquidation of the Fund. Effective May 2, 2005, the Fund will no longer be accepting purchase orders for its shares. The Fund will be liquidated on or about June 6, 2005.

In order to achieve an orderly liquidation, all or a substantial portion the Fund's assets will be converted into cash and/or money market securities prior to June 6, 2005. After that conversion, the Fund would no longer be pursuing its stated investment objective.